Exhibit 10.1

FIRST AMENDMENT TO

FORBEARANCE AGREEMENT AND NINTH AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FORBEARANCE AGREEMENT AND NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of June 20, 2019, by and among (A) Fred’s, Inc., a Tennessee corporation (“Parent”); (B) the Subsidiaries of Parent identified on the signature pages hereto as Borrowers (each of such Subsidiaries, together with Parent, jointly and severally, “Borrowers” and, each, a “Borrower”); (C) the Subsidiaries of Parent identified as Guarantors on the signature pages hereto (each of such Subsidiaries, jointly and severally, “Guarantors” and, each, a “Guarantor”; Guarantors, together with Borrowers, jointly and severally, “Loan Parties” and, each, a “Loan Party”); (D) the Lenders party to the Credit Agreement defined below; (E) the Co-Collateral Agents party to the Credit Agreement defined below; and (F) Regions Bank, an Alabama bank, in its capacity as administrative agent for Lenders, LC Issuers and other Secured Parties (as defined in the Credit Agreement) (in such capacity, “Administrative Agent”).

Recitals:

Loan Parties, Lenders, Swingline Lender, LC Issuers, Co-Collateral Agents and Administrative Agent are parties to that certain Credit Agreement dated as of April 9, 2015, as amended by that certain First Amendment to Credit Agreement dated as of October 23, 2015, that certain Second Amendment to Credit Agreement dated as of December 28, 2016, that certain Third Amendment to Credit Agreement dated as of January 27, 2017, that certain Fourth Amendment to Credit Agreement, First Amendment to Amended and Restated Addendum to Credit Agreement, and First Amendment to Security Agreement dated as of July 31, 2017, that certain Fifth Amendment to Credit Agreement dated as of August 22, 2017, that certain Sixth Amendment to Credit Agreement and Ratification, Reaffirmation and Assumption dated as of April 5, 2018, that certain Seventh Amendment to Credit Agreement, Second Amendment to Amended and Restated Addendum to Credit Agreement, Second Amendment to Security Agreement, and Ratification, Reaffirmation and Assumption dated as of August 23, 2018, and the Forbearance Agreement (as defined below) (as so amended, and as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

Loan Parties, Lenders, Co-Collateral Agents, and Administrative Agent and certain other parties are parties to that certain Forbearance Agreement, Eighth Amendment to Credit Agreement and Fourth Amendment to Amended and Restated Addendum to Credit Agreement dated May 15, 2019 (as amended, restated, supplemented, or otherwise modified from time to time, the “Forbearance Agreement”).

Loan Parties have requested that Administrative Agent, Co-Collateral Agents and Lenders amend certain provisions of the Forbearance Agreement and the Credit Agreement to reduce the Aggregate Revolving Commitments and to add the 49 “front stores” listed on Exhibit D attached to this Agreement to the Store Closure and Closed Store Property Liquidation.

Administrative Agent, Co-Collateral Agents and Lenders have agreed to such amendments, subject to the terms and conditions hereof.

Statement of Agreement:

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Loan Parties, Administrative Agent, Co-Collateral Agents and Lenders hereby covenant and agree as follows:

SECTION 1.    Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement and the Forbearance Agreement shall from and after the date hereof refer to the Credit Agreement and the Forbearance Agreement respectively, as amended hereby.

SECTION 2.    Amendments to Forbearance Agreement.

(a)    Amendments to Existing Definitions. Section 1(a) of the Forbearance Agreement is hereby amended by deleting the definitions of “Closed Stores” and “Continuing Stores” set forth therein and by substituting in lieu thereof the following, respectively:

“Closed Stores” shall mean (a) the 159 retail stores listed on Exhibit A attached to this Agreement, (b) the 104 retail stores listed on Exhibit B attached to this Agreement, and (c) the 49 “front stores” listed on Exhibit D attached to this Agreement. For the avoidance of doubt, as of June 20, 2019, the Closed Stores shall not include any pharmacy located at a location listed on Exhibit D attached hereto.

“Continuing Stores” shall mean the retail stores listed on Exhibit C attached to this Agreement, which stores do not include the Closed Stores. For the avoidance of doubt, as of June 20, 2019, the Continuing Stores shall include the pharmacies (but not any “front stores”) located at the 49 locations listed on Exhibit D attached hereto.

(b)    Amendment to Section 1(b). Section 1(b) of the Forbearance Agreement is hereby amended by adding the following new sentence to the end of such section:

Until the commencement of the Store Closure and Closed Store Property Liquidation, in each case with respect to the 49 “front stores” listed on Exhibit D attached to this Agreement, references to the “Store Closure,” “Store Closure Plan,” “Closed Store Property Liquidation” and “Liquidation Transactions” shall not be deemed to include the closure of such 49 “front stores” and the sale or other disposition outside the Ordinary Course of Business of the property located at such 49 “front stores.”

(c)    Amendment to Section 2. Section 2(c) of the Forbearance Agreement is hereby amended by deleting the parenthetical set forth therein and by adding the following new parenthetical in lieu thereof:

(other than with respect to the 104 retail stores listed on Exhibit B attached to this Agreement, for which the Store Closure commenced after the Eighth Amendment Effective Date but prior to June 20, 2019, and the 49 “front stores” listed on Exhibit D attached to this Agreement, for which the Store Closure is intended to commence after June 20, 2019)

(d)    Amendment to Section 7. Section 7(c) of the Forbearance Agreement is hereby amended by deleting such section and by substituting the following in lieu thereof:

(c)    Reduction of Aggregate Revolving Commitments. Loan Parties acknowledge and agree that the Aggregate Revolving Commitments shall be reduced from $210,000,000 to $150,000,000 effective as of the Eighth Amendment Effective Date, shall be further reduced from $150,000,000 to $125,000,000 effective as of June 15,

2019, shall be further reduced from $125,000,000 to $115,000,000 effective as of June 17, 2019, and shall be further reduced from $115,000,000 to $100,000,000 effective as of July 6, 2019, with each Lender’s share of any such reduction effective after the Eighth Amendment Effective Date in an amount equal to such Lender’s Pro Rata Share of the Aggregate Revolving Commitments multiplied by the amount of such reduction. Borrowers agree to execute and deliver amended and restated Revolving Notes and Swingline Notes to evidence any such reductions, promptly upon request of Administrative Agent or the applicable Lender from time to time.

(e)    Amendments to Exhibits. The Exhibits to the Forbearance Agreement are hereby amended by (i) deleting Exhibit C to the Forbearance Agreement (Continuing Stores) and substituting in lieu thereof Exhibit C to this Amendment, and (ii) adding a new Exhibit D to the Forbearance Agreement (Closed Stores (Wave III)) in the form of Exhibit D to this Amendment.

SECTION 3.    Amendments to Credit Agreement.

(a)    Amendment to Existing Definition. Section 2 of the Credit Agreement is hereby amended by deleting the definition of “Aggregate Revolving Commitments” set forth therein and by substituting in lieu thereof the following:

“Aggregate Revolving Commitments” shall mean, collectively, the Revolving Commitments of all Lenders. As of June 17, 2019, the amount of the Aggregate Revolving Commitments is $115,000,000; provided, that the Aggregate Revolving Commitments shall be permanently reduced (without the consent or action of any party) on July 6, 2019, from $115,000,000 to $100,000,000, which reductions in the Aggregate Revolving Commitments shall be applied to reduce the Revolving Commitments of each Lender on a ratable basis in accordance with its Pro Rata Share of the Aggregate Revolving Commitments (immediately prior to giving effect to any such reduction). Effective as of the date of any such reduction in the Aggregate Revolving Commitments, Schedule 1 shall be deemed to be automatically amended to reflect such reduction.

(b)    Amendment to Schedules. Schedule 1 to the Credit Agreement (Commitments) is hereby amended by deleting such schedule and substituting in lieu thereof Schedule 1 to this Amendment.

SECTION 4.    Conditions Precedent. This Amendment shall become effective only upon satisfaction of the following conditions precedent, as determined by Administrative Agent in its discretion:

(a)    Administrative Agent shall have received this Amendment, duly executed and delivered by Loan Parties, Co-Collateral Agents and Lenders;

(b)    Administrative Agent shall have received amended and restated Revolving Notes to reflect the reduced Revolving Commitments of Lenders as contemplated hereby, duly executed and delivered by Borrowers;

(c)    Administrative Agent shall have received payment of any fees due and payable to Administrative Agent, any Co-Collateral Agent or any Lender pursuant to the Credit Agreement, this Amendment or any fee letter executed and delivered in connection therewith or herewith;

(d)    Administrative Agent shall have received a certificate of a duly authorized officer of each Loan Party, certifying that an attached copy of resolutions authorizing execution and delivery of this Amendment and the Loan Documents contemplated hereby is true and complete, and that such resolutions are in full force and effect, were duly adopted by the appropriate governing body, have not been amended, modified, or revoked, and constitute all resolutions adopted with respect to this Amendment and the transactions contemplated hereby;

(e)    Loan Parties engage (and thereafter shall retain the services of) a nationally recognized third-party appraisal and liquidation advisor who has expertise in conducting store closure and liquidation sales similar to the Store Closure and Closed Store Property Liquidation and who is otherwise satisfactory to Co-Collateral Agents, pursuant to an engagement letter containing a scope of services that is satisfactory to Co-Collateral Agents but in any event to include conducting the Store Closure and Closed Store Property Liquidation, in each case with respect to the 49 “front stores” listed on Exhibit D attached to this Agreement; and

(f)    Administrative Agent shall have received all other documents, instruments, certificates and agreements (if any) as Administrative Agent shall have reasonably requested in connection with the foregoing, each in form and substance reasonably satisfactory to Administrative Agent.

SECTION 5.    Acknowledgement and Stipulations by Loan Parties. Each Loan Party acknowledges, stipulates and agrees that (a) as of the close of business on June 13, 2019, the aggregate principal balance of Revolving Loans totaled $46,664,018.47, exclusive of costs and attorneys’ fees chargeable to Borrowers under the Loan Documents, and the LC Obligations totaled $17,357,225.00; (b) all of the Obligations are absolutely due and owing by Loan Parties to Administrative Agent, each Co-Collateral Agent, each Lender and each other Secured Party without any defense, deduction, offset or counterclaim (and, to the extent any Loan Party had any defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived); (c) the Loan Documents executed by such Loan Party are legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their terms; (d) the security interests and other Liens granted by such Loan Party to Administrative Agent (for the benefit of the Secured Parties) in the Collateral are duly perfected, first priority security interests and Liens; (e) each of the recitals contained at the beginning of this Amendment is true and correct; and (f) prior to executing this Amendment, such Loan Party consulted with and had the benefit of advice of legal counsel of its own selection and such Loan Party has relied upon the advice of such counsel and in no part upon any representation of Administrative Agent, any Co-Collateral Agent, any Lender or any other Secured Party concerning the legal effects of this Amendment or any provision hereof. Further, each Loan Party represents and warrants that no breach of the Forbearance Conditions (as such term is defined in the Forbearance Agreement) has occurred prior to the date hereof.

SECTION 6.    Miscellaneous Terms.

(a)    Loan Document. For avoidance of doubt, the parties hereto hereby acknowledge and agree that this Amendment is a Loan Document.

(b)    Effect of Amendment. All amendments set forth herein shall become effective as of the date on which all of the conditions precedent set forth in Section 4 hereof are satisfied (the “Effective Date”). Except as otherwise may be set forth expressly hereinabove, all terms of the Credit Agreement, the Forbearance Agreement, and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of Loan Parties. Except to the extent otherwise expressly set forth herein, the amendments set forth herein shall have prospective application only from and after the Effective Date.

(c)    No Novation or Mutual Departure. Loan Parties expressly acknowledge and agree that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement, the Forbearance Agreement, or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the limited amendments contained in Sections 2 and 3 above, and (ii) nothing in this Amendment shall affect or limit Administrative Agent’s, Co-Collateral Agents’ or Lenders’ right to demand payment of liabilities owing from Loan Parties to Administrative Agent, Co-Collateral Agents or Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement, the Forbearance Agreement, and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement, the Forbearance Agreement, or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the breach of a Forbearance Condition (as such term is defined in the Forbearance Agreement).

(d)    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Amendment.

(e)    Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Amendment via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile, telecopy, or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.

(f)    Recitals Incorporated Herein. The preamble and the recitals to this Amendment are hereby incorporated herein by this reference.

(g)    Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the amendments and other agreements among the parties hereto evidenced hereby.

(h)    Further Assurances. Each Loan Party agrees to take, at such Loan Party’s expense, such further actions as Administrative Agent shall request from time to time to evidence the amendments and other agreements set forth herein and the transactions contemplated hereby.

(i)    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES OR OTHER RULE OF LAW WHICH WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE LAWS OF THE STATE OF GEORGIA (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(j)    Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(k)    Release of Claims. To induce Administrative Agent, each Co-Collateral Agent and each Lender to enter into this Amendment, each Loan Party hereby (i) RELEASES, ACQUITS AND FOREVER DISCHARGES Administrative Agent, each Lender, each Co-Collateral Agent and each other Secured Party, and all officers, directors, agents, employees, successors and assigns of Administrative Agent, each Lender, each Co-Collateral Agent and each other Secured Party, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Loan Party now has or ever had against Administrative Agent, any Lender, any Co-Collateral Agent or any other Secured Party arising under or in connection with any of the Loan Documents or otherwise and (ii) covenants and agrees not to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against Administrative Agent, any Lender, any Co-Collateral Agent or any other Secured Party, or any officer, director, agent, employee, successor or assign of Administrative Agent, any Lender, any Co-Collateral Agent or any other Secured Party, by reason of or in connection with any of the foregoing liabilities, claims, demands, actions or causes of action. Each Loan Party represents and warrants to Administrative Agent and each Lender that such Loan Party has not transferred or assigned to any Person any claim that such Loan Party ever had or claimed to have against Administrative Agent, any Lender, any Co-Collateral Agent or any other Secured Party.

[Remainder of page intentionally left blank; signatures appear on the following pages]

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed and delivered under seal by its duly authorized officer or other representative as of the day and year first above written.

BORROWERS:

FRED’S, INC., a Tennessee corporation, as “Borrower Agent” and a “Borrower”

By:	/s/ Joseph Anto
Name:	Joseph Anto
Title:	Chief Executive Officer

[CORPORATE SEAL]

FRED’S STORES OF TENNESSEE, INC., a Delaware corporation, as a “Borrower”

By:	/s/ Joseph Anto
Name:	Joseph Anto
Title:	Chief Executive Officer

[CORPORATE SEAL]

NATIONAL PHARMACEUTICAL NETWORK, INC., a Florida corporation, as a “Borrower”

By:	/s/ Joseph Anto
Name:	Joseph Anto
Title:	Chief Executive Officer

[CORPORATE SEAL]

REEVES-SAIN DRUG STORE, INC., a Tennessee corporation, as a “Borrower”

By:	/s/ Joseph Anto
Name:	Joseph Anto
Title:	Chief Executive Officer

[CORPORATE SEAL]

[Signatures continue on following pages.]

First Amendment to Forbearance Agreement and Ninth Amendment to Credit Agreement (Fred’s)

GUARANTOR:

505 N. MAIN OPP, LLC, a Delaware limited liability company, as a “Guarantor”

By:	/s/ Joseph Anto
Name:	Joseph Anto
Title:	Chief Executive Officer

[SEAL]

[Signatures continue on following pages.]

First Amendment to Forbearance Agreement and Ninth Amendment to Credit Agreement (Fred’s)

ADMINISTRATIVE AGENT:

REGIONS BANK, as “Administrative Agent”

By:	/s/ Gene Wilson
Name:	Gene Wilson
Title:	Managing Director

CO-COLLATERAL AGENTS:

REGIONS BANK, as a “Co-Collateral Agent”

By:	/s/ Gene Wilson
Name:	Gene Wilson
Title:	Managing Director

[Signatures continue on following page.]

First Amendment to Forbearance Agreement and Ninth Amendment to Credit Agreement (Fred’s)

BANK OF AMERICA, N.A., as a “Co-Collateral Agent”

By:	/s/ Roger Malouf
Name:	Roger Malouf
Title:	Director

[Signatures continue on following page.]

First Amendment to Forbearance Agreement and Ninth Amendment to Credit Agreement (Fred’s)

LENDERS:

REGIONS BANK

By:	/s/ Gene Wilson
Name:	Gene Wilson
Title:	Managing Director

[Signatures continue on following page.]

First Amendment to Forbearance Agreement and Ninth Amendment to Credit Agreement (Fred’s)

BANK OF AMERICA, N.A.

By:	/s/ Roger Malouf
Name:	Roger Malouf
Title:	Director

First Amendment to Forbearance Agreement and Ninth Amendment to Credit Agreement (Fred’s)

SCHEDULE 1

Commitments

Lender	Revolving Commitment
Regions Bank	$57,500,000.00
Bank of America, N.A.	$57,500,000.00

EXHIBIT C

Continuing Stores

Store #	Location	Address	City	State	Xpress location	Front stores only to be closed
3240	WINONA, MS	603 MIDDLETON RD	WINONA	MS
1178	BRYSON CITY, NC	250 HIGHWAY 19 S	BRYSON CITY	NC
2500	OLIVE BRANCH, MS	7105 HIGHWAY 305 N	OLIVE BRANCH	MS
1758	GLENNVILLE, GA	726 N VETERANS BLVD.	GLENNVILLE	GA
1300	CLARKSDALE, MS	236 DESOTO AVE	CLARKSDALE	MS
2711	PARSONS, TN	501 TENNESSEE AVE N	PARSONS	TN
1135	BATESVILLE, MS	475 HIGHWAY 6 E	BATESVILLE	MS
1923	GRAY, GA	106 BARKER RD	GRAY	GA
1163	BONIFAY, FL	1718 S WAUKESHA ST	BONIFAY	FL
3310	WARREN, AR	507 W PINE ST	WARREN	AR
1665	FRANKLINTON, LA	708 WASHINGTON ST	FRANKLINTON	LA
1765	HENDERSON, TN	535 W MAIN ST	HENDERSON	TN
2308	METTER, GA	978 S.E. BROAD ST.	METTER	GA
2388	MOUNTAIN CITY, TN	100 PIONEER VILLAGE DR	MOUNTAIN CITY	TN
1035	ARCADIA, LA	1311 HAZEL ST	ARCADIA	LA
2993	SYLVANIA, GA	518 W OGEECHEE ST	SYLVANIA	GA
1608	DUMAS, AR	611 HIGHWAY 65 S	DUMAS	AR
1520	EUPORA, MS	1960 VETERANS MEMORIAL BLVD	EUPORA	MS
2615	PIGGOTT, AR	303 E MAIN ST	PIGGOTT	AR
3210	WATER VALLEY, MS	109 DUNCAN ST	WATER VALLEY	MS
1295	COLUMBIA, LA	8155 HIGHWAY 165	COLUMBIA	LA
2405	MORTON, MS	5186 HIGHWAY 80	MORTON	MS
1403	DADEVILLE, AL	17916 HIGHWAY 280	DADEVILLE	AL
2335	MONROE, LA	522 LINCOLN RD	MONROE	LA
3225	WAYNESBORO, TN	307 HIGHWAY 64 E	WAYNESBORO	TN
1950	LINEVILLE, AL	50 TALLADEGA ST	LINEVILLE	AL
1218	CADIZ, KY	1938 MAIN ST	CADIZ	KY
1408	DAINGERFIELD, TX	218 WATSON BLVD	DAINGERFIELD	TX
2203	LUVERNE, AL	821 S FOREST AVE	LUVERNE	AL
1145	BRUCE, MS	403 W CALHOUN ST	BRUCE	MS
1763	HEADLAND, AL	804 CLEVELAND ST	HEADLAND	AL
1440	DOVER, TN	1560 DONELSON PKWY	DOVER	TN
1550	ERIN, TN	885 E MAIN ST	ERIN	TN
2373	MONTEVALLO, AL	4559 HIGHWAY 25	MONTEVALLO	AL
1505	EAST PRAIRIE, MO	125 PRAIRIE DR	EAST PRAIRIE	MO
2395	MENDENHALL, MS	3050 SIMPSON HIGHWAY 13	MENDENHALL	MS

Store #	Location	Address	City	State	Xpress location	Front stores only to be closed
2990	ST FRANCISVILLE, LA	7139 U S HIGHWAY 61	SAINT FRANCISVILLE	LA
1400	COUNCE, TN	9810 HIGHWAY 57	COUNCE	TN
2745	REIDSVILLE, GA	139 W BRAZELL ST	REIDSVILLE	GA
1405	DARIEN, GA	1038 RIVER DR SW	DARIEN	GA
2350	MIDFIELD, AL	165 BESSEMER SUPER HWY	MIDFIELD	AL
2318	MILLEN, GA, GA	506 US HIGHWAY 25 N	MILLEN	GA
1460	DONALSONVILLE, GA	421 W 3RD ST	DONALSONVILLE	GA
1540	ELBA, AL	996 HIGHWAY 203	ELBA	AL
1108	BAMBERG, SC	3606 MAIN HWY	BAMBERG	SC
1585	FAIRFIELD, TX	375 W HWY 84	FAIRFIELD	TX
1913	HONEA PATH, SC	518 E GREER ST	HONEA PATH	SC
2168	LAKELAND, GA	512 S VALDOSTA RD	LAKELAND	GA
3170	VARNVILLE, SC	181 W CAROLINA AVE	VARNVILLE	SC
3200	WARRIOR, AL	204 KEMP DR	WARRIOR	AL
1803	HAWKINSVILLE, GA	521 BROAD ST	HAWKINSVILLE	GA
2173	LENOIR, NC	1346 NORWOOD ST SW	LENOIR	NC
1015	ASHBURN, GA	316 E WASHINGTON AVE	ASHBURN	GA
2078	JOHNSONVILLE, SC	198 STUCKEY ST	JOHNSONVILLE	SC
1830	HIAWASSEE, GA	534 BELL CREEK RD	HIAWASSEE	GA
2253	MADISON, FL	935 E US 90	MADISON	FL
2695	PURVIS, MS	509 HIGHWAY 589	PURVIS	MS
2160	LAKE VILLAGE, AR	1218 S HWY 65	LAKE VILLAGE	AR
1278	COLLINS, MS	1211 S FIR AVE	COLLINS	MS
2868	SALUDA, SC	437 N MAIN ST	SALUDA	SC
2740	RAINSVILLE, AL	584 MCCURDY AVE S	RAINSVILLE	AL
2798	RUSTON, LA	2019 FARMERVILLE HWY	RUSTON	LA
2970	SOMERVILLE, TN	16280 HWY 64	SOMERVILLE	TN
1153	BLACKSHEAR, GA	3764 HWY 84 EAST	BLACKSHEAR	GA
1533	BENTON, LA	5604 HIGHWAY 3	BENTON	LA
2215	LINDEN, TN	308 SQUIRREL HOLLOW DR	LINDEN	TN
2758	ROGERSVILLE, AL	16100 HIGHWAY 72	ROGERSVILLE	AL
2365	MONTICELLO, MS	1509 W BROAD ST	MONTICELLO	MS
1280	CHATSWORTH, GA	1009 N 3RD AVE	CHATSWORTH	GA
2575	POPLARVILLE, MS	1388 SOUTH MAIN STREET	POPLARVILLE	MS
3050	TRENTON, TN	2045 HWY 45 BYPASS	TRENTON	TN
1433	CHESEE, SC	401 S ALABAMA AVE	CHESNEE	SC
2133	ALBANY, GA	1705 PHILEMA RD S	ALBANY	GA
1430	DALEVILLE, AL	340 VIRGINIA AVE	DALEVILLE	AL
1193	BURNSVILLE, NC	BURNSVILLE PLAZA	BURNSVILLE	NC

Store #	Location	Address	City	State	Xpress location	Front stores only to be closed
1093	BELTON, SC	116 RIVER ST	BELTON	SC
1325	CLAXTON, GA	413 N DUVAL ST	CLAXTON	GA
2980	STAR CITY, AR	1309 N LINCOLN AVE	STAR CITY	AR
2488	MCCOMB, MS	1618 DELAWARE AVE	MCCOMB	MS
2385	HELENA, GA	124 8TH STREET	HELENA	GA
2540	OPP, AL	505 N MAIN ST	OPP	AL
2715	CHARLESTON, MS	304 W MAIN ST	CHARLESTON	MS
1258	CITRONELLE, AL	19580 N 3RD ST	CITRONELLE	AL
2655	PORTAGEVILLE, MO	422 W HWY 162	PORTAGEVILLE	MO
1070	ARLINGTON, TN	11888 US 70	ARLINGTON	TN
1500	EDGEFIELD, SC	227 COLUMBIA RD	EDGEFIELD	SC
2063	HOMERVILLE, GA	369 S CHURCH ST	HOMERVILLE	GA
1358	CUTHBERT, GA	101 N WEBSTER ST	CUTHBERT	GA
2410	NEW ALBANY, MS	126 MAIN ST W	NEW ALBANY	MS
1538	EAST DUBLIN, GA	705 CENTRAL DR	EAST DUBLIN	GA
2360	MCKENZIE, TN	87 MAIN ST S	MC KENZIE	TN
2445	NATCHEZ, MS	31 SGT PRENTISS DR	NATCHEZ	MS
1715	GUIN, AL	7250 US HIGHWAY 43	GUIN	AL
1188	BURKESVILLE, KY	260 KEEN ST	BURKESVILLE	KY
1865	HARRISBURG, AR	1301 N ILLINOIS ST	HARRISBURG	AR
3280	PELZER, SC	297 SC-20	WILLIAMSTON	SC
2178	PHENIX CITY, AL	3920 US HIGHWAY 80 W	PHENIX CITY	AL
1753	GREENWOOD, MS	2616 HIGHWAY 82 E	GREENWOOD	MS
2750	RED BAY, AL	525 4TH AVE SE	RED BAY	AL
2870	SALTILLO, MS	111 WILLOW CREEK RD	SALTILLO	MS
1415	DAWSON, GA	839 FORRESTER DR SE	DAWSON	GA
1198	BYRON, GA	214 US HWY 49	BYRON	GA
1125	BAY SPRINGS, MS	2675 HIGHWAY 15	BAY SPRINGS	MS
2650	PINE BLUFF, AR	2809 S CAMDEN RD	PINE BLUFF	AR
2330	MARKED TREE, AR	103 DAWSON ST	MARKED TREE	AR
2255	MONTEAGLE, TN	750 W MAIN ST	MONTEAGLE	TN
1220	CARTHAGE, MS	300 S PEARL ST	CARTHAGE	MS
1113	ANDREWS, SC	311 E MAIN ST	ANDREWS	SC
2743	RAINBOW CITY, AL	110 SUTTON SQ	RAINBOW CITY	AL
2210	LOUISVILLE, MS	2115 S CHURCH AVE	LOUISVILLE	MS
1043	ALMA, GA	104 WILLIAMS ST	ALMA	GA
1055	ANDREWS, NC	118 MAIN ST	ANDREWS	NC
2995	SYLVESTER, GA	204 E KELLY ST	SYLVESTER	GA
1873	GREENSBORO, GA	203 N MAIN ST	GREENSBORO	GA

Store #	Location	Address	City	State	Xpress location	Front stores only to be closed
2148	LAKE PARK, GA	365 LAKES BLVD	LAKE PARK	GA
3078	STERLINGTON, LA	1320 HIGHWAY 2	STERLINGTON	LA
2590	PIKEVILLE, TN	327 MAIN ST	PIKEVILLE	TN
2098	BYHALIA, MS	15 STONEWALL RD	BYHALIA	MS
2895	SUMRALL, MS	4233 ROCKY BRANCH RD	SUMRALL	MS
1158	BAYOU LA BATRE, AL	13210 N WINTZELL AVE	BAYOU LA BATRE	AL
1210	CANTON, MS	229 N UNION ST	CANTON	MS
2053	JACKSON, MS	6230 OLD CANTON RD	JACKSON	MS
1918	HOGANSVILLE, GA	2001 BAILEY	HOGANSVILLE	GA
1080	BUTLER, AL	307 N MULBERRY AVE	BUTLER	AL
2035	JASPER, AL	280 HIGHWAY 78 W	JASPER	AL
3205	WASHINGTON, GA	923 N BYPASS E	WASHINGTON	GA
1825	HAUGHTON, LA	1075 HIGHWAY 80	HAUGHTON	LA
1700	FLORA, MS	101 MANSKER DR	FLORA	MS
2378	MONTICELLO, FL	1150 N JEFFERSON ST	MONTICELLO	FL
2185	LIVINGSTON, TN	890 OVERTON PLZ	LIVINGSTON	TN
2640	PONTOTOC, MS	170 HIGHWAY 15 N	PONTOTOC	MS
3020	TUNICA, MS	1038 US 61	TUNICA	MS
2265	MANILA, AR	801 HWY 77	MANILA	AR
2873	SHELBY, NC	1528 S LAFAYETTE ST	SHELBY	NC
1160	BELZONI, MS	520 N HAYDEN ST	BELZONI	MS
3010	TIPTONVILLE, TN	730 EVERETT ST	TIPTONVILLE	TN
1900	HALEYVILLE, AL	916 21ST ST	HALEYVILLE	AL
1328	COMMERCE, GA	185 S ELM ST	COMMERCE	GA
1348	CARTHAGE, NC	102 MCREYNOLDS ST	CARTHAGE	NC
1273	COLUMBUS, GA	1900 AUBURN AVE	COLUMBUS	GA
3370	WRENS, GA	605 N MAIN ST	WRENS	GA
2105	KINGSTREE, SC	480 NELSON BLVD	KINGSTREE	SC
1027	ABBEVILLE, SC	763 HIGHWAY 28 BYP STE 22	ABBEVILLE	SC
3250	WESTMORELAND, TN	5634 AUSTIN PEAY HWY	WESTMORELAND	TN
1503	ALAMO, TN	1200 W CHURCH ST	ALAMO	TN
1915	HEFLIN, AL	731 ROSS ST	HEFLIN	AL
3073	STATESBORO, GA	2974 NORTHSIDE DR WEST	STATESBORO	GA
2717	MARKS, MS	1098 MARTIN LUTHER KING DR	Marks	MS
1495	CHICKAMAUGA, GA	93 BETTY DR	CHICKAMAUGA	GA
1588	BALDWYN, MS	441 N 4TH ST	BALDWYN	MS
1233	ADAIRSVILLE, GA	5132 JOE FRANK HARRIS PKWY NW	ADAIRSVILLE	GA
2513	MOODY, AL	1001 CROSSROADS PLAZA DR	MOODY	AL
1703	GREENWOOD, SC	2544 HIGHWAY 25 S	GREENWOOD	SC

Store #	Location	Address	City	State	Xpress location	Front stores only to be closed
2958	SOCIAL CIRCLE, GA	1567 N CHEROKEE RD	SOCIAL CIRCLE	GA
2485	LEAKESVILLE, MS	951 MAIN STREET	LEAKESVILLE	MS
2213	LOUISVILLE, GA	119 US 1 BY-PASS	LOUISVILLE	GA		Yes
2440	NASHVILLE, AR	614 S MAIN ST	NASHVILLE	AR
3040	TRENTON, GA	11858 S. MAIN ST.	TRENTON	GA
1375	CLANTON, AL	300 PARK PLZ	CLANTON	AL
2953	SOUTHAVEN, MS	710 CHURCH ROAD	SOUTHAVEN	MS
2123	KINDER, LA	715 1ST AVE	KINDER	LA
2090	BOSSIER CITY, LA	5590 BARKSDALE BLVD	BOSSIER CITY	LA
2438	LINCOLN, AL	47950 US HIGHWAY 78	LINCOLN	AL
1928	DEKALB, MS	14916 HIGHWAY 16 W	DE KALB	MS
3175	VERNON, AL	9574 HWY-18	VERNON	AL
2073	HAUGHTON, LA	400 W MCKINLEY AVE	HAUGHTON	LA
1998	HOMER, LA	902 W MAIN ST	HOMER	LA
1363	COLUMBIANA, AL	21665 HIGHWAY 25	COLUMBIANA	AL
1083	ALEXANDRIA, AL	120 SPRING BRANCH RD	ALEXANDRIA	AL
2348	MCLEANSBORO, IL	213 W RANDOLPH ST	MCLEANSBORO	IL
1560	EVERGREEN, AL	450 WEST FRONT ST.	EVERGREEN	AL
2475	MAYNARDVILLE, TN	3561 MAYNARDVILLE HWY	MAYNARDVILLE	TN
1248	CLARKESVILLE, GA	200 E LOUISE ST	CLARKESVILLE	GA
2670	PRENTISS, MS	105 S COLUMBIA AVE	PRENTISS	MS
1953	LIVINGSTON, AL	720 N WASHINGTON ST	LIVINGSTON	AL
2468	NETTLETON, MS	7122 WILL ROBBINS HWY	NETTLETON	MS
2130	LAVONIA, GA	11747 AUGUSTA RD	LAVONIA	GA
1355	CAMDEN, AL	24 CAMDEN BYP	CAMDEN	AL
1640	FULTON, MS	1409 S ADAMS ST	FULTON	MS
1343	CANTON, NC	70 NEW CLYDE HWY	CANTON	NC
2128	LEXINGTON, GA	718 ATHENS RD	LEXINGTON	GA		Yes
1920	INDIANOLA, MS	210 HIGHWAY 82 W	INDIANOLA	MS		Yes
2665	PITTSBURG, TX	113 N GREER BLVD	PITTSBURG	TX
2572	SOPERTON, GA	4269 W MAIN ST	SOPERTON	GA		Yes
3410	YELLVILLE, AR	320 HIGHWAY 14 S	YELLVILLE	AR
1930	HEPHZIBAH, GA	2872 TOBACCO RD	HEPHZIBAH	GA
6025	EUTAW, AL (GD&D)	206 GREENSBORO AVE	EUTAW	AL
1235	CENTREVILLE, MS	456 HIGHWAY 24 E	CENTREVILLE	MS
3053	TAYLORSVILLE, MS	402 PINE ST	TAYLORSVILLE	MS		Yes
2320	MONTEZUMA, GA	201 WALNUT STREET	MONTEZUMA	GA
2280	MARIANNA, AR	438 S ALABAMA ST	MARIANNA	AR
1420	DEQUEEN, AR	808 W COLLIN RAYE DR	DE QUEEN	AR

Store #	Location	Address	City	State	Xpress location	Front stores only to be closed
1883	HAWKINS, TX	850 N BEAULAH ST	HAWKINS	TX
1323	BUNKIE, LA	109 CHEVY LN	BUNKIE	LA
2753	REFORM, AL	609 1ST AVE W	REFORM	AL		Yes
3178	VILONIA, AR	10 EAGLE ST	VILONIA	AR
2613	PELAHATCHIE, MS	404 SECOND STREET	PELAHATCHIE	MS		Yes
3083	SOUTHAVEN, MS	2110 GOODMAN RD (@ TCHULAHOMA)	SOUTHAVEN	MS
2165	LAFAYETTE, GA	303 W PATTON ST	LA FAYETTE	GA
2425	NASHVILLE, GA	719 S DAVIS ST	NASHVILLE	GA
1713	GEORGIANA, AL	685 HWY 106 WEST	GEORGIANA	AL		Yes
2780	ROLLING FORK, MS	901 US 61	ROLLING FORK	MS		Yes
2175	LEXINGTON, MS	301 YAZOO ST	LEXINGTON	MS		Yes
3070	TYLERTOWN, MS	3000 PIKE 93 N	TYLERTOWN	MS		Yes
1880	HOLIDAY ISLAND, AR	2 FOREST PARK DR	HOLIDAY ISLAND	AR
1660	BRINKLEY, AR	1131 NORTH CHARLYNE	BRINKLEY	AR		Yes
1385	CLARKSVILLE, AR	409 W MAIN ST	CLARKSVILLE	AR		Yes
2925	SHERIDAN, AR	624 S ROCK ST	SHERIDAN	AR		Yes
2598	MEMPHIS, TN	1290 LAMAR AVE	MEMPHIS	TN
2850	RIPLEY, MS	706 CITY AVE N	RIPLEY	MS
1510	EASTMAN, GA	103 FOURTH AVE	EASTMAN	GA
3220	WHITE BLUFF, TN	4928 HIGHWAY 70 E	WHITE BLUFF	TN
6021	SULLIGENT, AL (GD&D)	5705 HWY 278	SULLIGENT	AL		Yes
6015	MIDDLETON, TN (GD&D)	700 S. MAIN STREET	MIDDLETON	TN		Yes
2150	LORETTO, TN	534 N MILITARY ST	LORETTO	TN		Yes
2550	OAKLAND CITY, IN	1310 W MORTON ST	OAKLAND CITY	IN
1663	ALBANY, KY	800 N CROSS ST	ALBANY	KY		Yes
2533	OKOLONA, MS	511 W MONROE AVENUE	OKOLONA	MS		Yes
3245	WEST HELENA, AR	826 N SEBASTIAN	WEST HELENA	AR
1060	ACKERMAN, MS	318 N ALFORD	ACKERMAN	MS		Yes
2788	RINGGOLD, LA	2866 BIENVILLE RD	RINGGOLD	LA
2430	NEWTON, MS	304 NORTHSIDE DR	NEWTON	MS		Yes
3368	WOODVILLE, MS	211 U.S. HWY 61 SOUTH	WOODVILLE	MS		Yes
1723	GREENFIELD, TN	1207 S MERIDIAN ST	GREENFIELD	TN		Yes
1155	BOONEVILLE, MS	504 N 2ND ST	BOONEVILLE	MS
2460	NORTH CROSSETT, AR	1164 HIGHWAY 133 N	CROSSETT	AR		Yes
1910	IUKA, MS	615 BATTLEGROUND DR	IUKA	MS
1320	CAMDEN, TN	195 HIGHWAY 641 N	CAMDEN	TN		Yes
1935	FERRIDAY, LA	2094 EE WALLACE BLVD N	FERRIDAY	LA		Yes
1490	DRESDEN, TN	8487 HIGHWAY 22	DRESDEN	TN
1893	HOUSTON, MS	905 N PONTOTOC ST	HOUSTON	MS		Yes

Store #	Location	Address	City	State	Xpress location	Front stores only to be closed
2748	RICHTON, MS	403 FRONT ST	RICHTON	MS		Yes
1165	BOLIVAR, TN	105 TENNESSEE ST	BOLIVAR	TN		Yes
2490	MT. VERNON, GA	601 MASON ST	MOUNT VERNON	GA
1760	HAYNESVILLE, LA	9270 HIGHWAY 79	HAYNESVILLE	LA		Yes
1805	HEBER SPRINGS, AR	308 S 7TH ST	HEBER SPRINGS	AR		Yes
2260	MORRILTON, AR	601 N ST JOSEPH	MORRILTON	AR		Yes
2243	MACON, MS	59 FRONTAGE RD	MACON	MS		Yes
3235	WIGGINS, MS	116 2ND STREET SOUTH	WIGGINS	MS		Yes
1095	BALD KNOB, AR	170 HIGHWAY 167 N	BALD KNOB	AR		Yes
1638	DEMOPOLIS, AL	505 HWY 80 W	DEMOPOLIS	AL
1683	CHURCH POINT, LA	821 S MAIN ST	CHURCH POINT	LA		Yes
1907	HAMBURG, AR	700 N MAIN ST	HAMBURG	AR		Yes
1570	FAIRVIEW, TN	2415 FAIRVIEW BLVD	FAIRVIEW	TN		Yes
1305	CALHOUN CITY, MS	71 HIGHWAY 8 E	CALHOUN CITY	MS		Yes
2687	DEQUINCY, LA	702 WEST 4TH STREET	DEQUINCY	LA		Yes
2110	KOSCIUSKO, MS	340 HIGHWAY 12 W	KOSCIUSKO	MS
2083	CHEROKEE VILLAGE, AR	200 HOSPITAL DRIVE	CHEROKEE VILLAGE	AR		Yes
2473	MANTACHIE, MS	67 WATSON DR	MANTACHIE	MS		Yes
1525	EUNICE, LA	2200 W LAUREL AVE	EUNICE	LA		Yes
6027	TOMPKINSVILLE, KY (GD&D)	509 NORTH MAIN STREET	TOMPKINSVILLE	KY
1470	DURANT, MS	33674 HIGHWAY 12	DURANT	MS		Yes
2890	SPRINGHILL, LA	1190 S ARKANSAS ST.	SPRINGHILL	LA		Yes
2723	KERSHAW, SC	405 SOUTH HAMPTON STREET	KERSHAW	SC		Yes
1085	BEEBE, AR	901 W DEWITT HENRY DR	BEEBE	AR		Yes
2697	MANSFIELD, LA	400 WASHINGTON AVE	MANSFIELD	LA		Yes
2727	KENTWOOD, LA	717 AVE G	KENTWOOD	LA		Yes
2725	MONTEREY, TN	101 WEST COMMERCIAL AVE.	MONTEREY	TN
3568	FAYETTE, AL	1128 SECOND AVE. NE	FAYETTE	AL	Yes
3578	BOLIVAR, TN	600 NUCKOLLS RD.	BOLIVAR	TN	Yes
3601	VINTON, LA	1301 HORRIDGE STREET	VINTON	LA	Yes
3603	TUNICA, MS	1068 HWY 61 N.	TUNICA	MS	Yes
3637	HALEYVILLE, AL	814 20TH ST	HALEYVILLE	AL	Yes
3650	HEIDELBERG, MS	100 MAIN ST	HEIDELBERG	MS	Yes
3700	HAMILTON, AL	1360 MILITARY STREET S	HAMILTON	AL	Yes
3723	IOWA, LA	510 N. THOMSON AVE.	IOWA	LA	Yes
3725	MORGANTOWN, KY	211 SOUTH MAIN STREET	MORGANTOWN	KY	Yes
3737	LEWISPORT, KY	1590 4TH STREET	LEWISPORT	KY	Yes
3811	SYLVESTER, GA	620 E. FRANKLIN STREET #A	SYLVESTER	GA	Yes
3815	MCRAE, GA	112 W. OAK STREET	MCRAE	GA	Yes

Store #	Location	Address	City	State	Xpress location	Front stores only to be closed
3860	SAINT JOSEPH, LA	320 PLANK RD	SAINT JOSEPH	LA	Yes
3885	RIPLEY, TN	251 S WASHINGTON ST	RIPLEY	TN	Yes
3903	SUMMERVILLE, GA	103 HWY 48	SUMMERVILLE	GA	Yes
3917	SCOTTS HILL, TN	640 HWY 114 SOUTH	SCOTTS HILL	TN	Yes
3920	UNION, MS	801 E JACKSON RD	UNION	MS	Yes
3923	GREENSBURG, LA	6216 HIGHWAY 10	GREENSBURG	LA	Yes
3925	VARDAMAN, MS	101 W SWEET POTATO ST	VARDAMAN	MS	Yes
3937	WARE SHOALS, SC	743 N GREENWOOD AVE	WARE SHOALS	SC	Yes
3957	LAKE PROVIDENCE, LA	303 N. HOOD STREET	LAKE PROVIDENCE	LA	Yes
3963	TRYON, NC	38 N. TRADE STREET	TRYON	NC	Yes
3230	WINNFIELD, LA	2001 W COURT ST	WINNFIELD	LA	Yes
3965	IDABEL, OK	810 SE WASHINGTON ST.	IDABEL	OK	Yes

EXHIBIT D

Closed Stores (Wave III)

STORE #	LOCATION	ADDRESS	CITY	STATE	ZIP
2175	LEXINGTON, MS	301 YAZOO ST	LEXINGTON	MS	39095
3368	WOODVILLE, MS	211 U.S. HWY 61 SOUTH	WOODVILLE	MS	39669
3053	TAYLORSVILLE, MS	402 PINE ST	TAYLORSVILLE	MS	39168
1920	INDIANOLA, MS	210 HIGHWAY 82 W	INDIANOLA	MS	38751
2613	PELAHATCHIE, MS	404 SECOND STREET	PELAHATCHIE	MS	39145
1683	CHURCH POINT, LA	821 S MAIN ST	CHURCH POINT	LA	70525
1893	HOUSTON, MS	905 N PONTOTOC ST	HOUSTON	MS	38851
1760	HAYNESVILLE, LA	9270 HIGHWAY 79	HAYNESVILLE	LA	71038
1663	ALBANY, KY	800 N CROSS ST	ALBANY	KY	42602
2687	DEQUINCY, LA	702 WEST 4TH STREET	DEQUINCY	LA	70633
1060	ACKERMAN, MS	318 N ALFORD	ACKERMAN	MS	39735
1470	DURANT, MS	33674 HIGHWAY 12	DURANT	MS	39063
2925	SHERIDAN, AR	624 S ROCK ST	SHERIDAN	AR	72150
2697	MANSFIELD, LA	400 WASHINGTON AVE	MANSFIELD	LA	71052
2213	LOUISVILLE, GA	119 US 1 BY-PASS	LOUISVILLE	GA	30434
2128	LEXINGTON, GA	718 ATHENS RD	LEXINGTON	GA	30648
2780	ROLLING FORK, MS	901 US 61	ROLLING FORK	MS	39159
2572	SOPERTON, GA	4269 W MAIN ST	SOPERTON	GA	30457
2533	OKOLONA, MS	511 W MONROE AVENUE	OKOLONA	MS	38860
1305	CALHOUN CITY, MS	71 HIGHWAY 8 E	CALHOUN CITY	MS	38916
1385	CLARKSVILLE, AR	409 W MAIN ST	CLARKSVILLE	AR	72830
2243	MACON, MS	59 FRONTAGE RD	MACON	MS	39341
2748	RICHTON, MS	403 FRONT ST	RICHTON	MS	39476
1660	BRINKLEY, AR	1131 NORTH CHARLYNE	BRINKLEY	AR	72021
1165	BOLIVAR, TN	105 TENNESSEE ST	BOLIVAR	TN	38008
1907	HAMBURG, AR	700 N MAIN ST	HAMBURG	AR	71646
3070	TYLERTOWN, MS	3000 PIKE 93 N	TYLERTOWN	MS	39667
1935	FERRIDAY, LA	2094 EE WALLACE BLVD N	FERRIDAY	LA	71334
1320	CAMDEN, TN	195 HIGHWAY 641 N	CAMDEN	TN	38320
2430	NEWTON, MS	304 NORTHSIDE DR	NEWTON	MS	39345
3235	WIGGINS, MS	116 2ND STREET SOUTH	WIGGINS	MS	39577
2890	SPRINGHILL, LA	1190 S ARKANSAS ST.	SPRINGHILL	LA	71075
2460	NORTH CROSSETT, AR	1164 HIGHWAY 133 N	CROSSETT	AR	71635
2150	LORETTO, TN	534 N MILITARY ST	LORETTO	TN	38469
1095	BALD KNOB, AR	170 HIGHWAY 167 N	BALD KNOB	AR	72010
2083	CHEROKEE VILLAGE, AR	200 HOSPITAL DRIVE	CHEROKEE VILLAGE	AR	72529
2723	KERSHAW, SC	405 SOUTH HAMPTON STREET	KERSHAW	SC	29067

STORE #	LOCATION	ADDRESS	CITY	STATE	ZIP
2727	KENTWOOD, LA	734 AVENUE G, HIGHWAY 38	KENTWOOD	LA	70444
2260	MORRILTON, AR	601 N ST JOSEPH	MORRILTON	AR	72110
2473	MANTACHIE, MS	67 WATSON DR	MANTACHIE	MS	38855
1525	EUNICE, LA	2200 W LAUREL AVE	EUNICE	LA	70535
1570	FAIRVIEW, TN	2415 FAIRVIEW BLVD	FAIRVIEW	TN	37062
1085	BEEBE, AR	901 W DEWITT HENRY DR	BEEBE	AR	72012
6015	MIDDLETON, TN (GD&D)	700 S. MAIN STREET	MIDDLETON	TN	38052
6021	SULLIGENT, AL (GD&D)	5705 HWY 278	SULLIGENT	AL	35586
2753	REFORM, AL	609 1ST AVE W	REFORM	AL	35481
1713	GEORGIANA, AL	685 HWY 106 WEST	GEORGIANA	AL	36033
1723	GREENFIELD, TN	1207 S MERIDIAN ST	GREENFIELD	TN	38230
1805	HEBER SPRINGS, AR	308 S 7TH ST	HEBER SPRINGS	AR	72543